Financial Data Workbook

For the Fourth Quarter of Fiscal Year 2007 ending March 30, 2007

PSS World Medical, Inc.

As of March 30, 2007

Current Fiscal Year

(in thousands, except per share data)

	Fiscal 2007
	Q1	Q2	Q3	Q4	YTD
Net Sales (1)	$413,135	$427,059	$458,421	$443,024	$1,741,639
Cost of Goods Sold	293,233	303,203	335,186	310,007	1,241,629

Gross Profit	119,902	123,856	123,235	133,017	500,010
General & Administrative Expenses	73,664	73,391	75,222	78,423	300,700
Selling Expenses	27,498	28,878	30,140	30,307	116,823

Income from operations	18,740	21,587	17,873	24,287	82,487
Interest Expense	(1,406)	(1,336)	(1,320)	(1,284)	(5,346)
Interest & Investment Income	101	282	426	385	1,194
Other Income	469	429	517	591	2,006

Income from Operations before Income Taxes	17,904	20,962	17,496	23,979	80,341
Provision for Income Taxes	6,949	8,187	6,376	8,348	29,860

Net Income	$10,955	$12,775	$11,120	$15,631	$50,481

Earnings per share - Basic:
Net Income	$0.16	$0.19	$0.17	$0.23	$0.75

Earnings per share - Diluted:
Net Income	$0.16	$0.18	$0.16	$0.23	$0.73

WASO - Basic	67,310	67,453	67,054	67,059	67,219
WASO - Diluted	68,947	69,478	69,458	69,419	69,325

Net Sales by Segment:
Physician Business	$284,438	$300,813	$329,160	$313,109	$1,227,520
Elder Care Business	128,697	126,246	129,261	129,915	514,119

	$413,135	$427,059	$458,421	$443,024	$1,741,639

Billing Days:	64	63	62	64	253

Net Sales Per Billing Day:
Physician Business	$4,444	$4,775	$5,309	$4,892	$4,852
Elder Care Business	2,011	2,004	2,085	2,030	2,032

	$6,455	$6,779	$7,394	$6,922	$6,884

(1)	Quarterly net sales have been adjusted from previously reported amounts. During the fourth quarter of fiscal year 2007, the Company properly reclassified certain transactions from cost of sales to net sales. Such adjustments were deemed immaterial on quarterly net sales, but have been retroactively restated in this schedule to improve comparability.

The sum of the components may not equal the total due to rounding.

PSS World Medical, Inc.

Income from Operations Adjusted for Flu Write-Down

As of March 30, 2007

Current Fiscal Year

(in thousands)

	Fiscal 2007
	Q1	Q2	Q3	Q4	YTD
Consolidated

Net Sales (1)	$413,135	$427,059	$458,421	$443,024	$1,741,639

Income from operations	18,740	21,587	17,873	24,287	82,487
Operating Margin	4.5%	5.1%	3.9%	5.5%	4.7%

Addback of Flu Write-Down	—	—	7,058	(31)	7,027

Income from Operations Adjusted for Flu Write-Down	18,740	21,587	24,931	24,256	89,514

Operating Margin adjusted for Flu Write-Down	4.5%	5.1%	5.4%	5.5%	5.1%

Physician Business

Net Sales (1)	$284,438	$300,813	$329,160	$313,109	$1,227,520

Income from operations	18,608	21,140	18,318	26,046	84,112
Operating Margin	6.5%	7.0%	5.6%	8.3%	6.9%

Addback of Flu Write-Down	—	—	7,058	(31)	7,027

Income from Operations Adjusted for Flu Write-Down	18,608	21,140	25,376	26,015	91,139

Operating Margin adjusted for Flu Write-Down	6.5%	7.0%	7.7%	8.3%	7.4%

(1)	Quarterly net sales have been adjusted from previously reported amounts. During the fourth quarter of fiscal year 2007, the Company properly reclassified certain transactions from cost of sales to net sales. Such adjustments were deemed immaterial on quarterly net sales, but have been retroactively restated in this schedule to improve comparability.

The sum of the components may not equal the total due to rounding.

PSS World Medical, Inc.

As of March 30, 2007

(in thousands, except per share data)

	Fiscal 2004					Fiscal 2005					Fiscal 2006
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Net Sales	$308,780	$346,059	$343,662	$351,416	$1,349,917	$330,361	$364,267	$377,842	$401,299	$1,473,769	$387,129	$385,819	$423,781	$422,688	$1,619,417
Cost of Goods Sold	220,896	247,986	246,669	249,009	964,560	234,585	258,945	268,675	288,209	1,050,414	276,654	273,512	303,707	298,219	1,152,092

Gross Profit	87,884	98,073	96,993	102,407	385,357	95,776	105,322	109,167	113,090	423,355	110,475	112,307	120,074	124,469	467,325
General & Administrative Expenses	59,432	60,284	58,977	64,702	243,395	60,948	64,300	68,827	68,130	262,205	70,337	69,279	72,053	75,639	287,308
Selling Expenses	21,690	24,054	23,954	24,443	94,141	23,453	24,625	25,082	26,431	99,591	25,774	26,217	27,469	28,148	107,608

Income from operations	6,762	13,735	14,062	13,262	47,821	11,375	16,397	15,258	18,529	61,559	14,364	16,811	20,552	20,682	72,409
Interest Expense	(1,114)	(1,346)	(1,436)	(1,664)	(5,560)	(1,942)	(1,817)	(1,737)	(1,360)	(6,856)	(1,509)	(1,358)	(1,561)	(1,456)	(5,884)
Interest & Investment Income	3	152	—	21	176	111	89	12	5	217	99	111	75	138	423
Other Income	2,100	1,143	420	200	3,863	343	252	378	261	1,234	457	1,750	435	504	3,146

Income from Continuing Operations before Income Taxes	7,751	13,684	13,046	11,819	46,300	9,887	14,921	13,911	17,435	56,154	13,411	17,314	19,501	19,868	70,094
Provision for Income Taxes	3,094	5,395	4,719	4,389	17,597	3,962	6,149	(525)	7,184	16,770	5,271	6,529	7,080	6,957	25,837

Income from Continuing Operations	4,657	8,289	8,327	7,430	28,703	5,925	8,772	14,436	10,251	39,384	8,140	10,785	12,421	12,911	44,257
Total loss from discontinued operations	—	(324)	—	(840)	(1,164)	(1,708)	—	1,295	—	(412)	—	—	—	—	—

Net (Loss) Income	$4,657	$7,965	$8,327	$6,590	$27,539	$4,217	$8,772	$15,731	$10,251	$38,972	$8,140	$10,785	$12,421	$12,911	$44,257

Earnings (loss) per share - Basic:
Income from Continuing Operations	$0.07	$0.12	$0.12	$0.11	$0.43	$0.09	$0.14	$0.22	$0.16	$0.61	$0.13	$0.16	$0.19	$0.19	$0.67
Total loss from discontinued operations	—	—	—	(0.01)	(0.02)	(0.03)	—	0.02	—	(0.01)	—	—	—	—	—

Net (Loss) Income	$0.07	$0.12	$0.12	$0.10	$0.41	$0.06	$0.14	$0.24	$0.16	$0.60	$0.13	$0.16	$0.19	$0.19	$0.67

Earnings (loss) per share - Diluted:
Income from Continuing Operations	$0.07	$0.12	$0.12	$0.11	$0.42	$0.09	$0.13	$0.22	$0.16	$0.60	$0.12	$0.16	$0.19	$0.19	$0.66
Total loss from discontinued operations	—	—	—	(0.01)	(0.02)	(0.03)	—	0.02	—	(0.01)	—	—	—	—	—

Net (Loss) Income	$0.07	$0.12	$0.12	$0.10	$0.40	$0.06	$0.13	$0.24	$0.16	$0.59	$0.12	$0.16	$0.19	$0.19	$0.66

WASO - Basic	67,674	66,984	67,123	66,514	67,074	64,890	64,358	64,305	64,656	64,547	64,877	65,392	65,779	66,546	65,643
WASO - Diluted	68,011	67,722	68,263	67,911	67,990	66,056	65,267	65,366	65,786	65,607	65,860	66,487	66,931	68,062	66,887

Net Sales by Segment:
Physician Business	$196,451	$225,349	$231,343	$227,455	$880,598	$216,705	$237,370	$243,439	$261,503	$959,017	$250,544	$255,422	$290,010	$290,844	$1,086,820
Elder Care Business	112,329	120,710	112,318	123,962	469,319	113,656	126,897	134,403	139,796	514,752	136,585	130,397	133,771	131,844	532,597

	$308,780	$346,059	$343,661	$351,417	$1,349,917	$330,361	$364,267	$377,842	$401,299	$1,473,769	$387,129	$385,819	$423,781	$422,688	$1,619,417

Billing Days:	65	67	60	66	258	62	65	61	65	253	64	63	62	64	253

Net Sales Per Billing Day:
Physician Business	$3,022	$3,363	$3,856	$3,446	$3,413	$3,495	$3,652	$3,991	$4,023	$3,791	$3,915	$4,054	$4,678	$4,544	$4,296
Elder Care Business	1,728	1,802	1,872	1,878	1,819	1,833	1,952	2,203	2,151	2,035	2,134	2,070	2,158	2,060	2,105

	$4,750	$5,165	$5,728	$5,324	$5,232	$5,328	$5,604	$6,194	$6,174	$5,826	$6,049	$6,124	$6,836	$6,604	$6,401

The sum of the components may not equal the total due to rounding.

PSS WORLD MEDICAL, INC.

SEGMENT INFORMATION

March 30, 2007

(in thousands)

	Three Months Ended		Twelve Months Ended
	3/30/2007	3/31/2006	3/30/2007	3/31/2006
NET SALES:
Physician Business	313,109	290,844	1,227,520	1,086,820
Elder Care Business	129,915	131,844	514,119	532,597

Total Net Sales	443,024	422,688	1,741,639	1,619,417

BILLING DAYS:	64	64	253	253

NET SALES PER BILLING DAY:
Physician Business	4,892	4,544	4,852	4,296
Elder Care Business	2,030	2,060	2,032	2,105

Total Net Sales Per Billing Day	6,922	6,604	6,884	6,401

INCOME FROM OPERATIONS:
Physician Business	26,046	23,512	84,112	75,394
Elder Care Business	6,781	3,423	21,640	15,891
Corporate Shared Services	(8,540)	(6,253)	(23,265)	(18,876)

Total Income from operations	24,287	20,682	82,487	72,409

DEPRECIATION:
Physician Business	2,004	1,650	7,847	7,458
Elder Care Business	995	782	4,036	2,446
Corporate Shared Services	1,298	1,043	4,867	4,028

Total Depreciation	4,297	3,475	16,750	13,932

AMORTIZATION OF INTANGIBLE AND OTHER ASSETS:
Physician Business	787	1,105	3,079	2,838
Elder Care Business	647	737	2,712	3,238
Corporate Shared Services	29	29	117	222

Total amortization of intangible and other assets	1,463	1,871	5,908	6,298

PROVISION FOR DOUBTFUL ACCOUNTS:
Physician Business	521	450	1,382	1,535
Elder Care Business	615	133	3,151	4,107
Corporate Shared Services	—	—	—	(3,233)

Total provision for doubtful accounts	1,136	583	4,533	2,409

INTEREST EXPENSE:
Physician Business	980	1,210	4,101	4,130
Elder Care Business	1,962	2,021	7,840	7,445
Corporate Shared Services	(1,659)	(1,775)	(6,595)	(5,691)

Total interest expense	1,283	1,456	5,346	5,884

PROVISION (BENEFIT) FOR INCOME TAXES:
Physician Business	9,676	8,020	30,885	27,076
Elder Care Business	1,839	510	5,274	3,161
Corporate Shared Services	(3,167)	(1,573)	(6,299)	(4,400)

Total provision for income taxes	8,348	6,957	29,860	25,837

The sum of the components may not equal the total due to rounding.

PSS World Medical, Inc.

Current Fiscal Year Balance Sheet

(in thousands)

Consolidated

	As of
	6/30/06	9/29/06	12/29/06	3/30/07
ASSETS

Cash	27,784	45,678	54,904	46,658
Accounts Receivable, net	206,405	225,536	219,822	222,776
Inventory, net	170,612	172,127	186,193	174,130
Deferred Tax Assets	11,181	9,042	7,379	8,776
Other Current Assets	32,876	39,288	37,329	34,434

Total Current Assets	448,858	491,671	505,627	486,774

Property and Equipment, net	88,214	87,291	85,885	88,627
Intangibles, net	33,350	32,343	31,186	29,758
Goodwill	106,519	106,819	106,971	107,366
Other Long-Term Assets	54,983	54,935	58,063	62,450

Total Long-Term Assets	283,066	281,388	282,105	288,201

Total Assets	731,924	773,059	787,732	774,975

LIABILITIES & EQUITY

Accounts Payable	122,449	145,767	162,338	131,330
Accrued Expenses	27,748	34,827	31,670	37,224
Current Maturities of Long-Term Debt	517	1,655	152,154	2,238
Other Current Liabilities	12,490	13,917	10,730	11,440

Total Current Liabilities	163,204	196,166	356,892	182,232

Long-Term Debt	150,725	150,616	460	150,675
Other Long-Term Liabilities	54,274	57,781	62,302	61,207

Total Long-Term Liabilities	204,999	208,397	62,762	211,882

Total Liabilities	368,203	404,563	419,654	394,114

Total Equity	363,721	368,496	368,078	380,861

Total Liabilities & Equity	731,924	773,059	787,732	774,975

The sum of the components may not equal the total due to rounding.

PSS World Medical, Inc.

Balance Sheet Trend

(in thousands)

Consolidated

	Fiscal 2004				Fiscal 2005				Fiscal 2006
	Jun-03	Sep-03	Dec-03	Mar-04	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06
ASSETS
Cash	16,133	9,612	15,904	58,928	63,112	45,591	13,657	17,888	23,836	17,466	26,651	23,867
Accounts Receivable, net	155,969	185,486	188,371	188,421	182,639	197,423	209,342	217,350	208,642	213,585	207,659	208,964
Inventory, net	90,705	96,633	113,306	99,864	112,653	113,384	147,470	134,110	132,684	136,450	167,407	173,458
Deferred Tax Assets	27,459	28,539	32,095	40,796	38,594	33,301	32,206	29,014	29,113	20,183	14,298	12,959
Other Current Assets	16,488	12,902	10,642	8,706	13,596	10,016	18,567	19,451	22,182	25,822	27,937	33,827

Total Current Assets	306,754	333,172	360,318	396,715	410,594	399,715	421,242	417,813	416,457	413,506	443,952	453,075

Property and Equipment, net	60,807	61,270	62,229	69,591	70,792	73,362	76,453	81,105	84,173	86,840	86,475	87,663
Intangibles, net	5,332	9,911	11,861	11,292	10,737	12,824	22,419	21,858	21,217	34,427	35,395	34,345
Goodwill	61,128	67,614	70,784	69,909	71,631	71,646	79,542	85,617	86,273	103,420	105,452	105,521
Other Long-Term Assets	45,762	41,729	43,004	39,339	39,555	40,794	41,691	39,965	47,315	50,862	53,665	56,371

Total Long-Term Assets	173,029	180,524	187,878	190,131	192,715	198,626	220,105	228,545	238,978	275,549	280,987	283,900

Total Assets	479,783	513,696	548,196	586,846	603,309	598,341	641,347	646,358	655,435	689,055	724,939	736,975

	Fiscal 2004				Fiscal 2005				Fiscal 2006
	Jun-03	Sep-03	Dec-03	Mar-04	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06
LIABILITIES & EQUITY
Accounts Payable	103,448	90,470	105,035	91,160	105,057	105,608	127,465	109,649	115,455	118,953	141,622	139,227
Accrued Expenses	21,982	27,211	29,571	33,253	29,667	33,610	36,085	44,880	26,660	33,196	30,413	34,499
Current Maturities of Long-Term Debt	82,595	111,949	114,253	35,000	35,052	25,000	25,000	25,000	25,679	27,786	25,788	509
Liabilities of Discontinued Operations	1,626	1,723	1,605	2,509	4,809	405	—	—	—	—	—	—
Other Current Liabilities	4,829	7,088	6,206	14,446	12,982	13,360	9,296	9,701	12,661	11,883	11,837	13,639

Total Current Liabilities	214,480	238,441	256,670	176,368	187,567	177,983	197,846	189,230	180,455	191,818	209,660	187,874

Long-Term Debt	—	—	—	150,000	150,000	150,000	150,000	150,000	151,192	151,113	150,981	150,855
Other Long-Term Liabilities	21,293	22,637	28,655	21,290	23,629	25,225	29,359	30,310	35,870	41,179	43,509	49,433

Total Long-Term Liabilities	21,293	22,637	28,655	171,290	173,629	175,225	179,359	180,310	187,062	192,292	194,490	200,288
Total Liabilities	235,773	261,078	285,325	347,658	361,196	353,208	377,205	369,540	367,517	384,110	404,150	388,162

Total Equity	244,010	252,618	262,871	239,188	242,113	245,133	264,142	276,818	287,918	304,945	320,789	348,813

Total Liabilities & Equity	479,783	513,696	548,196	586,846	603,309	598,341	641,347	646,358	655,435	689,055	724,939	736,975

The sum of the components may not equal the total due to rounding.

PSS World Medical, Inc.

Operating Highlights

Current Fiscal Year

(in thousands)

	Three Months Ended		Twelve Months Ended
	March 30, 2007	March 31, 2006	March 30, 2007	March 31, 2006
Net Sales:
Physician Business	$313,109	$290,844	$1,227,520	$1,086,820
Elder Care Business	129,915	131,844	514,119	532,597

Total Net Sales	$443,024	$422,688	$1,741,639	$1,619,417

Income from Operations:
Physician Business	$26,046	$23,512	$84,112	$75,394
Elder Care Business	6,781	3,423	21,640	15,891
Corporate Shared Services	(8,540)	(6,253)	(23,265)	(18,876)

Total income from operations	$24,287	$20,682	$82,487	$72,409

EBITDA (a)	$30,637	$26,532	$107,151	$95,785

Income from operations, as a percentage of net sales	5.5%	4.9%	4.7%	4.5%

Consolidated Return on Committed Capital ("ROCC") (b)	31.1%	27.9%	26.5%	25.4%

Billing Days	64	64	253	253

Net Sales Per Billing Day (in thousands):
Physician Business	$4,892	$4,544	$4,852	$4,296
Elder Care Business	2,030	2,060	2,032	2,105

Total Net Sales Per Billing Day	$6,922	$6,604	$6,884	$6,401

Net Sales Per Billing Day Growth Rate:
Physician Business	7.7%		12.9%
Elder Care Business	-1.5%		-3.5%
Total Net Sales Per Billing Day Growth Rate	4.8%		7.5%

			Annualized
			March 30, 2007	March 31, 2006
DSO (c)
Physician Business			41.8	41.2
Elder Care Business			52.0	58.8
DOH (d)
Physician Business			48.4	47.3
Elder Care Business			56.6	44.0
DIP (e)
Physician Business			44.0	43.0
Elder Care Business			28.2	27.3
Cash Conversion Days (f)
Physician Business			46.2	45.5
Elder Care Business			80.4	75.5

			As of
			March 30, 2007	March 31, 2006
Operational working capital (g)			$265,576	$243,195

Net Debt:
Bank debt			$1,500	$—
Other debt			1,413	1,364
Convertible senior notes			150,000	150,000
Less: Cash and cash equivalents			(46,658)	(23,867)

Net Debt			$106,255	$127,497

The sum of the components may not equal the total due to rounding.

PSS World Medical, Inc.

EBITDA Calculation

Current Fiscal Year

(in thousands)

	Fiscal 2007
	Q1	Q2	Q3	Q4	Total FY 2007
Net Income	$10,955	$12,775	$11,120	$15,631	$50,481

Plus: Interest expense	1,406	1,336	1,320	1,284	5,346
Less: Interest and investment income	(101)	(282)	(426)	(385)	(1,194)
Plus: Provision for income taxes	6,949	8,187	6,376	8,348	29,860
Plus: Depreciation	4,094	4,145	4,215	4,296	16,750
Plus: Amortization of intangible assets	1,505	1,472	1,468	1,463	5,908

EBITDA	$24,808	$27,633	$24,073	$30,637	$107,151

The sum of the components may not equal the total due to rounding.

PSS World Medical, Inc.

EBITDA Calculation

(in thousands)

	Fiscal 2004					Fiscal 2005					Fiscal 2006
	Q1	Q2	Q3	Q4	Total FY 2004	Q1	Q2	Q3	Q4	Total FY 2005	Q1	Q2	Q3	Q4	Total FY 2006
Income from Continuing Operations	$4,657	$8,289	$8,327	$7,430	$28,703	$5,925	$8,772	$14,436	$10,251	$39,384	$8,140	$10,785	$12,421	$12,911	$44,257

Plus: Interest expense	1,114	1,346	1,436	1,664	5,560	1,942	1,817	1,737	1,360	6,856	1,509	1,358	1,561	1,456	5,884
Less: Interest and investment income	(3)	(152)	—	(21)	(176)	(111)	(89)	(12)	(5)	(217)	(99)	(111)	(75)	(138)	(423)
Plus: Provision for income taxes	3,094	5,395	4,719	4,389	17,597	3,962	6,149	(525)	7,184	16,770	5,271	6,529	7,080	6,957	25,837
Plus: Depreciation	3,153	3,157	3,201	3,245	12,756	3,482	3,427	3,727	3,605	14,241	3,316	3,468	3,673	3,475	13,932
Plus: Amortization of intangible assets	502	598	782	897	2,779	836	935	1,278	1,488	4,537	1,361	1,389	1,677	1,871	6,298

EBITDA	$12,517	$18,633	$18,465	$17,604	$67,219	$16,036	$21,011	$20,641	$23,883	$81,571	$19,498	$23,418	$26,337	$26,532	$95,785

The sum of the components may not equal the total due to rounding.

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

Current Fiscal Year

(in thousands)

Consolidated

	Fiscal 2007
	Q1	Q2	Q3	Q4	Total FY 2007
Quarterly Average Committed Capital (1)	340,070	341,619	331,779	338,812
Annual Average Committed Capital (2)					341,411

Return on Committed Capital - Quarterly (3)	24.4%	27.5%	23.9%	31.1%
Return on Committed Capital - Annual					26.5%

Return:
Net Income	10,955	12,775	11,120	15,631	50,481
Add:
Provision for Income Taxes	6,949	8,187	6,376	8,348	29,860
Interest Expense	1,406	1,336	1,320	1,284	5,346
Amortization	1,505	1,472	1,468	1,463	5,908
Interest and Investment Income	(101)	(282)	(426)	(385)	(1,194)

	20,714	23,488	19,858	26,341	90,401

Committed Capital:
Total Assets	731,924	773,059	787,732	774,975	774,975
Less assets excluded:
Cash	(27,784)	(45,678)	(54,904)	(46,658)	(46,658)
Goodwill and Intangibles, net	(139,869)	(139,162)	(138,157)	(137,124)	(137,124)

Total Liabilities	(368,203)	(404,563)	(419,654)	(394,114)	(394,114)
Plus liabilities excluded:
Current debt	517	1,655	152,154	2,238	2,238
Long-term debt	150,725	150,616	460	150,675	150,675

	347,310	335,927	327,631	349,992	349,992

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

The sum of the components may not equal the total due to rounding.

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

(in thousands)

Consolidated	Fiscal 2004					Fiscal 2005					Fiscal 2006
	Q1	Q2	Q3	Q4	Total FY 2004	Q1	Q2	Q3	Q4	Total FY 2005	Q1	Q2	Q3	Q4	Total FY 2006
Quarterly Average Committed Capital (1)	211,688	221,210	232,389	235,187		247,761	260,802	280,166	303,738		316,837	322,662	325,748	330,989
Annual Average Committed Capital (2)					225,153					274,085					321,764

Return on Committed Capital - Quarterly (3)	17.7%	28.0%	26.3%	24.4%		20.3%	27.0%	24.1%	26.7%		20.4%	24.7%	27.8%	27.9%
Return on Committed Capital - Annual					24.2%					24.6%					25.4%

Return:
Income from Continuing Operations loss on disposal of discontinued operations	4,657	8,289	8,327	7,430	28,703	5,925	8,772	14,436	10,251	39,384	8,140	10,785	12,421	12,911	44,257
Add:
Provision for Income Taxes	3,094	5,395	4,719	4,389	17,597	3,962	6,149	(525)	7,184	16,770	5,271	6,529	7,080	6,957	25,837
Interest Expense	1,114	1,346	1,436	1,664	5,560	1,942	1,817	1,737	1,360	6,856	1,509	1,358	1,561	1,456	5,884
Amortization	502	599	782	896	2,779	836	935	1,278	1,488	4,537	1,361	1,389	1,677	1,871	6,298
Interest and Investment Income	(3)	(152)	—	(21)	(176)	(111)	(89)	(12)	(5)	(217)	(99)	(111)	(75)	(138)	(423)

	9,364	15,477	15,264	14,358	54,463	12,554	17,584	16,914	20,278	67,330	16,182	19,950	22,664	23,057	81,853

Committed Capital:
Total Assets	479,783	513,696	548,196	586,846	586,846	603,309	598,341	641,347	646,358	646,358	655,435	689,055	724,939	736,975	736,975
Less assets excluded:
Cash	(16,133)	(9,612)	(15,904)	(58,928)	(58,928)	(63,112)	(45,591)	(13,657)	(17,888)	(17,888)	(23,836)	(17,466)	(26,651)	(23,867)	(23,867)
Goodwill and intangibles, net	(66,460)	(77,525)	(82,645)	(81,201)	(81,201)	(82,368)	(84,470)	(101,961)	(107,475)	(107,475)	(107,490)	(137,847)	(140,847)	(139,866)	(139,866)
Assets of Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DTA from sale of Imaging Business	(35,094)	(47,278)	(47,278)	(49,096)	(49,096)	(28,444)	(26,923)	(26,746)	(15,758)	(15,758)	(10,487)	(6,184)	(912)	(3,614)	(3,614)
Total Liabilities	(235,773)	(261,078)	(285,325)	(347,658)	(347,658)	(361,196)	(353,208)	(377,205)	(369,540)	(369,540)	(367,517)	(384,110)	(404,150)	(388,162)	(388,162)
Plus liabilities excluded:
Current debt	82,595	111,949	114,253	35,000	35,000	35,052	25,000	25,000	25,000	25,000	25,679	27,786	25,788	509	509
Long-term debt	—	—	—	150,000	150,000	150,000	150,000	150,000	150,000	150,000	151,192	151,113	150,981	150,855	150,855
Liabilities of Discontinued Operations	1,626	1,723	1,605	2,509	2,509	4,809	405	—	—	—	—	—	—	—	—

	210,544	231,875	232,902	237,472	237,472	258,050	263,554	296,778	310,697	310,697	322,976	322,347	329,148	332,830	332,830

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

The sum of the components may not equal the total due to rounding.

PSS WORLD MEDICAL, INC.

Footnotes

(a) EBITDA represents net income plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management reviews EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(b) ROCC equals return divided by average committed capital. Return is annualized for quarterly calculations. Management reviews ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(c) DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360. Southern Anesthesia & Surgical, Inc. (“SAS”) accounts receivable balance of $1.4 million as of September 30, 2005, has been excluded from the Fiscal Year 2006 calculation.

(d) DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360. SAS inventory balance of $3.9 million as of September 30, 2005, has been excluded from the Fiscal Year 2006 calculation.

(e) DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five. SAS accounts payable balance of $3.8 million as of September 30, 2005, has been excluded from the Fiscal Year 2006 calculation.

(f) Cash Conversion Days is the sum of DSO and DOH less DIP.

(g) Operational working capital equals accounts receivable plus inventory minus accounts payable.